Exhibit 3-2




                     LIMITED LIABILITY COMPANY AGREEMENT

                                     OF

                              PSNH FUNDING LLC,

                    a Delaware Limited Liability Company,

               is made and is effective as of January 24, 2001

              and is amended and restated as of April 25, 2001

                                     by

                  PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE,

                         a New Hampshire Corporation

     Article 1   DEFINITIONS

     Section 1.01   Definitions

     Article 2   FORMATION AND BUSINESS OF THE COMPANY

     Section 2.01  Formation
     Section 2.02  Name
     Section 2.03  Principal Office
     Section 2.04  Registered Agent and Registered Office
     Section 2.05  Purpose
     Section 2.06  Separate Existence
     Section 2.07  Limitation on Certain Activities
     Section 2.08  No State Law Partnership
     Section 2.09  Address of the Sole Member

     Article 3   TERM

     Section 3.01  Commencement
     Section 3.02  Continuation

     Article 4   CAPITAL CONTRIBUTIONS

     Section 4.01  Capital Contribution
     Section 4.02  Capital Account
     Section 4.03  Interest on and Return of Capital Account

     Article 5   ALLOCATIONS; BOOKS

     Section 5.01  Allocations of Income and Loss
     Section 5.02  Books of Account
     Section 5.03  Distributions

Article 6   MANAGEMENT OF THE COMPANY

     Section 6.01  Management of Company
     Section 6.02  Withdrawal of Director
     Section 6.03  Duties of Directors
     Section 6.04  Removal of Director
     Section 6.05  Quorum: Acts of the Management Committee
     Section 6.06  Officers
     Section 6.07  Special Members.

Article 7   DISSOLUTION, LIQUIDATION AND WINDING-UP

     Section 7.01  Dissolution
     Section 7.02  Accounting
     Section 7.03  Certificate of Cancellation
     Section 7.04  Winding Up
     Section 7.05  Order of Payment of Liabilities Upon Dissolution
     Section 7.06  Limitations on Payments Made in Dissolution

Article 8   TRANSFER AND ASSIGNMENT

     Section 8.01  Transfer of Membership Interests
     Section 8.02  Admission of Transferee as Member

Article 9   GENERAL PROVISIONS

     Section 9.01   Notices
     Section 9.02   Controlling Law
     Section 9.03   Execution of Counterparts
     Section 9.04   Severability
     Section 9.05   Entire Agreement
     Section 9.06   Amendments to Organizational Documents
     Section 9.07   Paragraph Headings
     Section 9.08   Gender, Etc
     Section 9.09   Limited Liability
     Section 9.10   Assurances
     Section 9.11   Enforcement by Independent Director
     Section 9.12   Waiver of Partition; Nature of Interest

Article 10   INDEMNIFICATION
     Section 10.01  Indemnification
     Section 10.02  Indemnification for Suits by or in Right of Company
     Section 10.03  Authorization
     Section 10.04  Good Faith
     Section 10.05  Court Action
     Section 10.06  Expenses
     Section 10.07  Non-Exclusivity
     Section 10.08  Insurance
     Section 10.09  Consolidation/Merger
     Section 10.10  Heirs, Executors, and Administrators

                     LIMITED LIABILITY COMPANY AGREEMENT
                                     OF
                              PSNH FUNDING LLC


     THIS LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement") of PSNH FUNDING LLC, a Delaware limited liability company (the "Company"), is made and is effective as of January 24, 2001, and is amended and restated as of April 25, 2001, by PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, a New Hampshire corporation, as the sole member of the Company (the "Sole Member").

     WHEREAS, the Sole Member has caused to be filed a Certificate of Formation with the Secretary of State of Delaware (the "Secretary") to organize the Company under and pursuant to the Act (as herein defined) and desires to enter into this Agreement to set forth the rights, powers and interests of the Sole Member with respect to the Company and its Membership Interest therein and to provide for the management of the business and operations of the Company; and

     WHEREAS, this Agreement was made effective as of January 24, 2001 and the Sole Member now wishes to amend and restate this Agreement in its entirety as of the date hereof;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Sole Member, intending to be legally bound, hereby agrees as follows:

                                  ARTICLE 1

                                 DEFINITIONS

     Section 1.01 Definitions. Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings as set forth below:

     "Act" shall mean the Delaware Limited Liability Company Act, Del. Code Ann. tit. 6, 18-101 et seq., as the same may hereafter be amended from time to time.

     "Administration Agreement" shall mean the Administration Agreement to be entered into by the Administrator and the Company, as amended and supplemented from time to time.

     "Administrator" shall mean the Sole Member, as administrator under the Administration Agreement, together with any successor thereto as permitted thereby.

     "Affiliate" shall mean, when used with reference to a specific Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such specific Person.

     "Agreement" shall mean this Limited Liability Company Agreement of the Company, as amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

     "Bankruptcy" means, with respect to any Person, if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceeding,
(iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or if within 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in Sections 18-101(1) and 18-304 of the Act.

     "Basic Documents" means, collectively, the Purchase and Sale Agreement, the Indenture, the Servicing Agreement, the Fee and Indemnity Agreement and the Administration Agreement.

     "Bonds" shall mean the bonds of the Company at any time issued pursuant to the Indenture or any indenture supplemental thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Manchester, New Hampshire, Hartford, Connecticut or Wilmington, Delaware are authorized or obligated by law, regulation or executive order to remain closed.

     "Capital Contribution" shall mean, with respect to the Sole Member, the amount of cash and the value of any property contributed to the Company.

     "Certificate" shall mean the Certificate of Formation of the Company filed with the Secretary on January 24, 2001 as described in Formation. The Company has been organized as a Delaware limited liability company under and pursuant to the Act by the filing of the Certificate with the Secretary by Jonathan M. Levine, as an "authorized person" under the Act. Upon the filing of the Certificate with the Secretary, another certificate to qualify the Company to do business in the State of New Hampshire, and an application for a Federal Tax Identification Number, his powers as an "authorized person" ceased, and each Officer, acting singly, thereupon became and shall continue as a designated "authorized person" of the Company. An Officer shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business. To the extent that the rights or obligations of the Sole Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control. and as amended, modified, supplemented, or restated from time to time.

     "Company" shall have the meaning assigned to such term in the preamble hereto.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities or general partnership or manager interests, by contract or otherwise. "Controls" and "Controlled" shall have correlative meanings. Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.

     "Director" shall mean a member of the Management Committee and a manager within the meaning of the Act.

     "Entity" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, foundation, trust, business trust, real estate investment trust or association.

     "Event of Bankruptcy" shall mean, with respect to any Person, that such Person shall (i) institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or a substantial part of its property, (v) make a general assignment for the benefit of creditors or (vi) admit in writing its inability to pay its debts generally as they become due.

     "Fee and Indemnity Agreement" shall mean the Fee and Indemnity Agreement to be entered into between the Company and a trustee, as amended, supplemented or modified from time to time.

     "GAAP" shall mean generally accepted accounting principles in effect in the United States from time to time.

     "Indenture" shall mean that certain Indenture to be entered into between the Company, as issuer, and a trustee, as amended, supplemented or modified from time to time.

     "Independent Director" shall mean a natural person who is familiar with and has experience with asset securitization and is not at the time of appointment, has not been at any time preceding such appointment and is not during the term of such appointment (other than as incidental to such person's role as Independent Director): (i) a member, stockholder, partner, director, manager, officer or employee of any member of the PSNH Affiliated Group (other than the Company and any such member of the PSNH Affiliated Group that is a bankruptcy-remote special purpose entity formed or to be formed in connection with any securitization transaction on behalf of any member of the PSNH Affiliated Group); (ii) a customer, supplier or other person who derives more than two percent (2%) of its purchases or revenues from its activities with the Company or any member of the PSNH Affiliated Group; (iii) a member of the family of any such member, stockholder, partner, director, manager, officer, employee, customer or supplier; or (iv) a trustee in bankruptcy for any member of the PSNH Affiliated Group.

     "Management Agreement" shall mean the agreement or agreements of the members of the Management Committee, each in the form attached hereto as Exhibit A. The Management Agreement shall be deemed incorporated into, and part of, this Agreement.

     "Management Committee" shall mean a committee composed of at least three and no more than five Directors, at least two of whom at all times upon and after the acquisition by the Company of RRB Property must qualify as Independent Directors. At all times after the acquisition by the Company of RRB Property, the Company shall be without authority to take the actions specified herein as requiring the vote or consent of the Management Committee absent the currently effective appointment of at least two Independent Directors to the Management Committee.

     "Membership Interest" shall mean the limited liability company interest of the Sole Member in the Company.

     "Officer" shall mean an officer of the Company as appointed and serving in accordance with Officers. The Sole Member may, from time to time as it deems advisable, appoint officers of the Company (the "Officers") and assign in writing titles (including, without limitation, President, Vice President, Secretary, and Treasurer) to any such person. Unless the Sole Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 6.06 may be revoked at any time by the Sole Member. The Officers shall be those individuals listed on Exhibit C from time to time attached hereto. The Sole Member may revise Exhibit C in its sole discretion at any time..

     "Person" shall mean any natural person or Entity.

     "PSNH Affiliated Group" shall mean the Sole Member and any Affiliate of the Sole Member (other than the Company).

     "Purchase and Sale Agreement" shall mean the Purchase and Sale Agreement to be entered into by the Company and the Sole Member, as amended and supplemented from time to time.

     "RRB Property" shall mean the property to be transferred to the Company pursuant to the Purchase and Sale Agreement.

     "Sale Agreements" shall have the meaning specified in Purpose. The Company is intended to qualify as a "financing entity" as defined in RSA 369-B:2, VI. As such, the purpose for which the Company is formed is limited solely to the following activities:.

     "Secretary" shall have the meaning assigned to such term in the first recital of this Agreement.

     "Servicer" shall mean the Sole Member, as servicer under the Servicing Agreement, together with any successor thereto as permitted thereby.

     "Servicing Agreement" shall mean that certain Servicing Agreement to be entered into by the Servicer and the Company, as issuer, as amended and supplemented from time to time.

     "Sole Member" shall have the meaning assigned to such term in the preamble hereto.

     "Special Member" shall have the meaning specified in Section 6.07.

                                  ARTICLE 2

                    FORMATION AND BUSINESS OF THE COMPANY

     Section 2.01 Formation. The Company has been organized as a Delaware limited liability company under and pursuant to the Act by the filing of the Certificate with the Secretary by Jonathan M. Levine, as an "authorized person" under the Act. Upon the filing of the Certificate with the Secretary, another certificate to qualify the Company to do business in the State of New Hampshire, and an application for a Federal Tax Identification Number, his powers as an "authorized person" ceased, and each Officer, acting singly, thereupon became and shall continue as a designated "authorized person" of the Company. An Officer shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business. To the extent that the rights or obligations of the Sole Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

     Section 2.02 Name. The name of the Company shall be "PSNH Funding LLC". The business of the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Sole Member deems appropriate or advisable.

     Section 2.03 Principal Office. The location of the principal place of business of the Company shall be at such location as shall be provided from time to time by the Administrator under the Administration Agreement.

     Section 2.04 Registered Agent and Registered Office. The registered agent of the Company shall be the initial registered agent named in the Certificate or such other Person or Persons as the Sole Member may designate from time to time in the manner provided by the Act. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the initial registered office named in the Certificate or such other office (which need not be a place of business of the Company) as the Sole Member may designate from time to time in the manner provided by the Act.

     Section 2.05 Purpose. The Company is intended to qualify as a "financing entity" as defined in RSA 369-B:2, VI. As such, the purpose for which the Company is formed is limited solely to the following activities:

          (a) to acquire, own, hold, administer, service, and enter into the Basic Documents to which it shall be a party and any other agreements regarding the receipt and servicing of the RRB Property, along with certain other related assets;

          (b) to enter into, perform and comply with the Purchase and Sale Agreement, assignment agreements, or other agreements providing for the purchase of the RRB Property, any future "RRB property" (as such term is defined in RSA 369-B:2, XV), and related assets by the Company (collectively, the "Sale Agreements"); and to enter into, perform and comply with such servicing agreements, administration agreements, collection account agreements and other similar agreements as may be necessary or desirable in connection with such Sale Agreements;

          (c) to issue, sell, authorize and deliver the Bonds and to enter into any agreement or document providing for the authorization, issuance, sale and delivery of the Bonds;

          (d) to manage, collect amounts due on, sell, exchange, assign, pledge, encumber, or otherwise deal with all or any part of the RRB Property and its other assets and property, and, in connection therewith, to accept, collect, hold, sell, exchange or otherwise dispose of evidences of indebtedness or other property received pursuant thereto, including the encumbrance of all of the RRB Property and its other assets as collateral security;

          (e) to invest proceeds from the RRB Property and its other assets and any capital and income of the Company in accordance with the Basic Documents or as otherwise determined by the Management Committee and not inconsistent with this Agreement or the Basic Documents;

          (f) to execute any registration statement, offering document or related agreements or disclosures related to the issuance of rate reduction bonds or other instruments secured by the RRB Property; and

          (g) to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies formed under the laws of the State of Delaware that, in either case, are incidental to and necessary, suitable or convenient for the accomplishment of the above-mentioned purposes.

          The Company shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of any Sale Agreement, Basic Document or other agreement referenced above. The Company shall have all powers reasonably necessary or convenient to effect the foregoing purposes, including all powers granted under the Act. The Company, and any Officer or Director, including any Independent Director, on behalf of the Company, may enter into the Basic Documents and perform their respective obligations under the Basic Documents and all documents, agreements, certificates or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of the Sole Member, the Management Committee, any Director or other person or entity, notwithstanding any other provision of this Agreement, the Act, or other applicable law, rule or regulation. The authorization set forth in the preceding sentence shall not be deemed a restriction on the power and authority of any Officer or Director, including any Independent Director, to enter into other agreements or documents on behalf of the Company, to the extent permitted hereunder.

     Section 2.06 Separate Existence. The Company, and the Sole Member and the Management Committee on behalf of the Company, shall:

          (a) Maintain in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration hereof and to permit and effectuate the undertakings contemplated hereby.

          (b) Hold itself out to the public and all other persons as a legal entity separate from the Sole Member at all times, and correct any known misunderstandings regarding its separate identity.

          (c) Maintain with commercial banking institutions its own deposit account or accounts separate from those of any member of the PSNH Affiliated Group.

          (d) Maintain an arm's length relationship with its Affiliates and the PSNH Affiliated Group.

          (e) Pay the salaries of its own employees, if any, and maintain a sufficient number of employees in light of its contemplated business operations, or, if there are no such employees, ensure that, to the extent that it shares the same officers or other employees with the Sole Member or any member of the PSNH Affiliated Group, the salaries of, and the expenses related to providing benefits to, such officers and other employees shall be separately noted in its books and records and fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

          (f) Pay all of its operating expenses incurred by it from the assets of the Company, and ensure that, to the extent that it jointly contracts with the Sole Member or any member of the PSNH Affiliated Group to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs.

          (g) Maintain a principal executive and administrative office through which its business is conducted separate from those of the Sole Member and any Affiliate of the PSNH Affiliated Group. To the extent that the Company and the Sole Member or any Affiliate of the PSNH Affiliated Group have offices in contiguous or shared space, there shall be fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

          (h) Observe all necessary, appropriate and customary formalities required by its organizational documents and applicable law, including, but not limited to, holding all regular and special meetings including meetings of the Management Committee, appropriate to authorize all action on behalf of the Company, keeping all resolutions or consents necessary to authorize actions taken or to be taken, maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts, and keeping its financial statements separate and apart from, and not consolidated with, those of any other Person; provided, however, that the Company may be included in the consolidated financial statements of the PSNH Affiliated Group so long as it is shown as a separate member of such group.

          (i) Cause to have prepared and filed its own tax returns, if any, as may be required under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law.

          (j) At all times vest the management of the Company in the Management Committee and, from and after the entry into any Sale Agreement and the acquisition of any RRB Property, ensure that its Management Committee shall at all times include at least two Independent Directors.

          (k) Refrain from commingling its assets with those of the Sole Member or any member of the PSNH Affiliated Group (except as contemplated by any Sale Agreement, or any servicing agreement or administration agreement entered into in connection therewith).

          (l) Refrain from making any loan or advance to, owning, or acquiring any stock or securities of any Person, including any member of the PSNH Affiliated Group, except as permitted in the Basic Documents.

          (m) Act solely in its own name and through its own Officers and agents, and no member of the PSNH Affiliated Group shall be appointed to act as agent of the Company, except as expressly contemplated by the Basic Documents, in which case the capacity of such agent shall be clearly identified.

          (n) Ensure that no member of the PSNH Affiliated Group shall advance funds to the Company, or otherwise guaranty debts of the Company, except as provided in the Basic Documents; provided, however, that prior to the acquisition by the Company of any RRB Property any member of the PSNH Affiliated Group may lend or provide funds to the Company in connection with the initial capitalization or organization of the Company or, thereafter as permitted by the Basic Documents, with any subsequent capitalization.

          (o) Not enter into any guaranty, or otherwise become liable, with respect to any obligation of any member of the PSNH Affiliated Group and not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of the Sole Member or any other member of the PSNH Affiliated Group.

          (p) Comply with all restrictions on its business and operations as set forth in Sections Purpose. The Company is intended to qualify as a "financing entity" as defined in RSA 369-B:2, VI. As such, the purpose for which the Company is formed is limited solely to the following activities: and Limitation on Certain Activities. Notwithstanding any other provisions of this Agreement, the Company, and the Sole Member or Management Committee on behalf of the Company, shall not:.

          (q) Not pledge its assets for the benefit of any member of the PSNH Affiliated Group.

          (r)  Use separate stationery, invoices and checks.

          (s) Maintain adequate capital in light of its contemplated business operations.

     Section 2.07 Limitation on Certain Activities. Notwithstanding any other provisions of this Agreement, the Company, and the Sole Member or Management Committee on behalf of the Company, shall not:

          (a) engage in any business or activity other than as set forth in FORMATION AND BUSINESS OF THE COMPANY hereof;

          (b) without the affirmative vote of the Sole Member and the affirmative vote of all of the Directors, including the Independent Directors, initiate any Event of Bankruptcy with respect to the Company or take any company action in furtherance of any such Event of Bankruptcy;

          (c) merge or consolidate with any other corporation, company, or entity or, except to the extent permitted by each Sale Agreement, sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity;

          (d) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other);

          (e) incur any indebtedness (other than the indebtedness incurred under the Bonds and the Basic Documents), assume or guarantee any indebtedness of any other Person or pledge its assets for the benefit of any other Person (other than the pledge of assets contemplated by the Basic Documents); provided, however, that the Company may issue one or more separate series of Bonds in connection with the acquisition from the Sole Member, as seller, of additional RRB property, separate from the RRB property acquired with the proceeds of any other series of Bonds, provided that the Rating Agency Condition (as defined in the Indenture) shall have been satisfied; or

          (f) to the fullest extent permitted by law, without the affirmative vote of the Sole Member and the affirmative vote of all Directors, including the Independent Directors, execute any dissolution, liquidation, or winding up of the Company.

     Section 2.08 No State Law Partnership. No provisions of this Agreement (including, without limitation, the provisions of MANAGEMENT OF THE COMPANY) shall be deemed or construed to constitute a partnership (including, without limitation, a limited partnership) or joint venture, or the Sole Member a partner or joint venturer of or with any Director or the Company, for any purposes.

     Section 2.09 Address of the Sole Member. The address of the Sole Member is set forth on Exhibit B hereto, as amended from time to time, attached hereto and made a part hereof.

                                  ARTICLE 3

                                    TERM

     Section 3.01 Commencement. The Company's term commenced upon the filing of the Certificate with the Secretary on January 24, 2001. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate as provided in the Act.

     Section 3.02 Continuation. Notwithstanding any provision of this Agreement, a Bankruptcy of the Sole Member will not cause the Sole Member to cease to be a member of the Company, and upon the occurrence of such an event, the business of the Company shall continue without dissolution. Notwithstanding any other provision of this Agreement, the Sole Member waives any right it might have under the Act to agree in writing to dissolve the Company upon the occurrence of a Bankruptcy of the Sole Member or the occurrence of any other event which under the Act would otherwise cause the Sole Member to cease to be a member of the Company.

                                  ARTICLE 4

                            CAPITAL CONTRIBUTIONS

     Section 4.01 Capital Contribution. The Sole Member may be required or shall be permitted to make Capital Contributions in cash or property to the Company on such terms and conditions as may be agreed to by the Sole Member from time to time. The amounts so contributed by the Sole Member shall be credited to the Sole Member's capital account, as provided in Capital Account. The Company shall establish an individual Capital Account for the Sole Member (the "Capital Account"). below. The Sole Member shall have a Membership Interest of one hundred percent (100%) of the Company.

     Section 4.02 Capital Account. The Company shall establish an individual Capital Account for the Sole Member (the "Capital Account").

     Section 4.03 Interest on and Return of Capital Account. The Sole Member shall be entitled to interest on its Capital Contribution to the extent permitted in the Indenture and the Basic Documents.

                                  ARTICLE 5

                             ALLOCATIONS; BOOKS

     Section 5.01   Allocations of Income and Loss.

          (a) Book Allocations. The net income and net loss of the Company shall be allocated entirely to the Capital Account of the Sole Member.

          (b) Tax Allocations. Because the Company is not making (and will not make) an election to be treated as an association taxable as a corporation under Section 301.7701-3(a) of the U.S. Treasury Regulations, and because the Company is a business entity that has a single owner and is not a corporation, it shall be disregarded as an entity separate from its owner for federal income tax purposes under Section 301.7701-3(b)(1) of the U.S. Treasury Regulations. Accordingly, all items of income, gain, loss, deduction and credit of the Company for all taxable periods will be treated for federal income tax purposes, and for state and local income and other tax purposes to the extent permitted by applicable law, as realized or incurred directly by the Sole Member. To the extent not so permitted, all items of income, gain, loss, deduction and credit of the Company shall be allocated entirely to the Sole Member.

     Section 5.02 Books of Account. At all times during the continuance of the Company, the Company shall maintain or cause to be maintained full, true, complete and correct books of account in accordance with GAAP, using the fiscal year and taxable year of the Sole Member. In addition, the Company shall keep all records required to be kept pursuant to the Act.

     Section 5.03 Distributions. The Company may make distributions to the Sole Member from time to time upon the unanimous vote of the Management Committee. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Sole Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or any of the Basic Documents.

                                  ARTICLE 6

                          MANAGEMENT OF THE COMPANY

     Section 6.01 Management of Company. Except as otherwise provided in this Agreement, the property and business of the Company shall be controlled and managed by the Management Committee, composed of Directors appointed by the Sole Member; provided, however, that except as otherwise provided in this Agreement, the Officers acting alone can bind or execute any instrument on behalf of the Company, and may sign all checks, drafts, and other instruments obligating the Company to pay money. Notwithstanding the last sentence of
Section 18-402 of the Act, except as provided in this Agreement, a Director may not bind the Company. Prior to the entry into any Sale Agreement and the acquisition of any RRB Property, the Sole Member shall appoint two Independent Directors. In the event that an Independent Director withdraws, resigns or is removed as Independent Director, the Sole Member shall appoint, as soon as reasonably practicable, a successor Independent Director. The Company shall pay each Independent Director an annual fee totaling not less than $1,000 per year. Each Director, including each Independent Director, is hereby deemed to be a "manager" within the meaning of Section 18-101(10) of the Act.

     Section 6.02 Withdrawal of Director. Notwithstanding anything herein to the contrary, an Independent Director may not withdraw or resign as a Director of the Company without the consent of the Sole Member.

     Section 6.03 Duties of Directors. To the fullest extent permitted by applicable law, including without limitation Section 18-1101(c) of the Act, the fiduciary duty of the Directors, including the Independent Directors, in respect of any decision on any matter referred to in this Agreement shall be owed solely to the Company (including its creditors) and not to the Sole Member or any other holder of an equity interest in the Company as may exist at such time. Each Director shall execute and deliver the Management Agreement.

     Section 6.04 Removal of Director. A Director (including the Independent Director) may be removed at any time, with or without cause, upon the written election of the Sole Member.

     Section 6.05 Quorum: Acts of the Management Committee. At all meetings of the Management Committee, a majority of the Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Management Committee. If a quorum shall not be present at any meeting of the Management Committee, the Directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. The Directors may participate in meetings of the Management Committee by means of telephone conference or similar communications equipment that allows all persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company. Any action required or permitted to be taken at any meeting of the Management Committee or any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken shall be signed by the Directors having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Directors entitled to vote thereon were present and voted. Unless otherwise provided in the Agreement, on any matter that is to be voted on by Directors, the Directors may vote in person or by proxy.

     Section 6.06 Officers. The Sole Member may, from time to time as it deems advisable, appoint officers of the Company (the "Officers") and assign in writing titles (including, without limitation, President, Vice President, Secretary, and Treasurer) to any such person. Unless the Sole Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this maybe revoked at any time by the Sole Member.
The Officers shall be those individuals listed on Exhibit C from time to time attached hereto. The Sole Member may revise Exhibit C in its sole discretion at any time.

     Section 6.07 Special Members. Upon the occurrence of any event that causes the Sole Member to cease to be a member of the Company (other than (i) upon an assignment by the Sole Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 8.01 and 8.02, or (ii) the resignation of the Sole Member and the admission of an additional member of the Company), each person acting as an Independent Director shall, without any action of any Person and simultaneously with the Sole Member ceasing to be a member of the Company, automatically be admitted to the Company as a member (the "Special Member") and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director pursuant to this Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Sole Member. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to
Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each person acting as an Independent Director shall agree in writing to be bound by the provisions of this Section 6.07. Prior to its admission to the Company as Special Member, each person acting as an Independent Director shall not be a member of the Company.

                                  ARTICLE 7

                   DISSOLUTION, LIQUIDATION AND WINDING-UP

     Section 7.01 Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of the earliest of the following events:

          (a) subject to Limitation on Certain Activities. Notwithstanding any other provisions of this Agreement, the Company, and the Sole Member or Management Committee on behalf of the Company, shall not:, the election to dissolve the Company made in writing by the Sole Member and each Director, including without limitation each Independent Director, as permitted by the Basic Documents;

          (b) the occurrence of any event that causes the Sole Member of the Company to cease to be a member of the Company unless the business of the Company is continued without dissolution in a manner permitted by this Agreement or the Act; or

          (c) the entry of a decree of judicial dissolution of the Company pursuant to Section 18-802 of the Act.

     Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company, to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of the last remaining member of the Company in the Company.

     Section 7.02 Accounting. In the event of the dissolution, liquidation and winding up of the Company, a proper accounting shall be made of the Capital Account of the Sole Member and of the net income or net loss of the Company from the date of the last previous accounting to the date of dissolution.

     Section 7.03 Certificate of Cancellation. As soon as possible following the occurrence of any of the events specified in Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of the earliest of the following events: and the completion of the winding up of the Company, the person or entity winding up the business and affairs of the Company shall cause to be executed a Certificate of Cancellation of the Certificate in such form as shall be prescribed by the Secretary and file the Certificate of Cancellation of the Certificate as required by the Act.

     Section 7.04 Winding Up. Upon the occurrence of any event specified in Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of the earliest of the following events:, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors in accordance with the Act. The Sole Member shall be responsible for overseeing the winding up and liquidation of the Company, shall take full account of the liabilities of the Company and its assets, shall either cause its assets to be sold or distributed, and if sold as promptly as is consistent with obtaining the fair market value thereof, shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Limitations on Payments Made in Dissolution. Except as otherwise specifically provided in this Agreement, the Sole Member shall be entitled to look solely to the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for its Capital Contribution and/or share of net income (upon dissolution or otherwise) against any Director or the Management Committee..

     Section 7.05 Order of Payment of Liabilities Upon Dissolution. After determining that all known debts and liabilities of the Company, including all contingent, conditional or unmatured liabilities of the Company, in the process of winding up, including, without limitation, debts and liabilities to the Sole Member in the event it is a creditor of the Company to the extent otherwise permitted by law, have been paid or adequately provided for, the remaining assets shall be distributed in cash or in kind to the Sole Member.

     Section 7.06 Limitations on Payments Made in Dissolution. Except as otherwise specifically provided in this Agreement, the Sole Member shall be entitled to look solely to the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for its Capital Contribution and/or share of net income (upon dissolution or otherwise) against any Director or the Management Committee.

                                  ARTICLE 8

                           TRANSFER AND ASSIGNMENT

     Section 8.01   Transfer of Membership Interests.

          (a) The Sole Member may transfer its Membership Interest, but the transferee shall not be admitted as a member except in accordance with Admission of Transferee as Member. A transferee of a Membership Interest desiring to be admitted as a member must execute a counterpart of, or an agreement adopting, this Agreement and shall not be admitted without the unanimous affirmative vote of the Management Committee, which vote must include the affirmative vote of the Independent Directors. Upon admission of the transferee as a member, the transferee shall have, to the extent of the Membership Interest transferred, the rights and powers and shall be subject to the restrictions and liabilities of the Sole Member under this Agreement and the Act. Notwithstanding anything in this Agreement to the contrary, any successor to the Sole Member by merger or consolidation in compliance with the Basic Documents shall, without further act, be the Sole Member hereunder, and such merger or consolidation shall not constitute a transfer for purposes of this Agreement.. Until the transferee is admitted as a member, the Sole Member shall continue to be the sole member of the Company and to be entitled to exercise any rights or powers of the Sole Member with respect to the Membership Interest transferred, and the transferee shall have only the rights of an assignee to the extent such rights have been assigned.

          (b) Any purported transfer of any Membership Interest in violation of the provisions of this Agreement shall be wholly void and shall not effectuate the transfer contemplated thereby. Notwithstanding anything contained herein to the contrary, the Sole Member may not transfer any Membership Interest in violation of any provision of this Agreement or in violation of any applicable Federal or state securities laws.

     Section 8.02 Admission of Transferee as Member. A transferee of a Membership Interest desiring to be admitted as a member must execute a counterpart of, or an agreement adopting, this Agreement and shall not be admitted without the unanimous affirmative vote of the Management Committee, which vote must include the affirmative vote of the Independent Directors. Upon admission of the transferee as a member, the transferee shall have, to the extent of the Membership Interest transferred, the rights and powers and shall be subject to the restrictions and liabilities of the Sole Member under this Agreement and the Act. Notwithstanding anything in this Agreement to the contrary, any successor to the Sole Member by merger or consolidation in compliance with the Basic Documents shall, without further act, be the Sole Member hereunder, and such merger or consolidation shall not constitute a transfer for purposes of this Agreement.

                                  ARTICLE 9

                             GENERAL PROVISIONS

     Section 9.01 Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, to the appropriate party at its address set forth on Exhibit B hereto. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions of this self-reference..

     Section 9.02 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict-of-laws doctrines of such state or other jurisdiction to the contrary.

     Section 9.03 Execution of Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

     Section 9.04 Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     Section 9.05 Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

     Section 9.06   Amendments to Organizational Documents.

          (a) This Agreement may not be altered, amended or repealed except pursuant to a written agreement executed and delivered by the Sole Member. Notwithstanding the preceding sentence, the Company shall not adopt a new Limited Liability Company Agreement or alter, amend or repeal any provision of Sections Definitions. Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings as set forth below:
(including the definition of "Independent Director"), Purpose. The Company is intended to qualify as a "financing entity" as defined in RSA 369-B:2, VI. As such, the purpose for which the Company is formed is limited solely to the following activities:, Separate Existence. The Company, and the Sole Member and the Management Committee on behalf of the Company, shall:, Limitation on Certain Activities. Notwithstanding any other provisions of this Agreement, the Company, and the Sole Member or Management Committee on behalf of the Company, shall not:, Continuation. Notwithstanding any provision of this Agreement, a Bankruptcy of the Sole Member will not cause the Sole Member to cease to be a member of the Company, and upon the occurrence of such an event, the business of the Company shall continue without dissolution. Notwithstanding any other provision of this Agreement, the Sole Member waives any right it might have under the Act to agree in writing to dissolve the Company upon the occurrence of a Bankruptcy of the Sole Member or the occurrence of any other event which under the Act would otherwise cause the Sole Member to cease to be a member of the Company., Withdrawal of Director. Notwithstanding anything herein to the contrary, an Independent Director may not withdraw or resign as a Director of the Company without the consent of the Sole Member., Special Members. Upon the occurrence of any event that causes the Sole Member to cease to be a member of the Company (other than (i) upon an assignment by the Sole Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 8.01 and 8.02, or (ii) the resignation of the Sole Member and the admission of an additional member of the Company), each person acting as an Independent Director shall, without any action of any Person and simultaneously with the Sole Member ceasing to be a member of the Company, automatically be admitted to the Company as a member (the "Special Member") and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director pursuant to this Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Sole Member. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to
Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each person acting as an Independent Director shall agree in writing to be bound by the provisions of this Section 6.07. Prior to its admission to the Company as Special Member, each person acting as an Independent Director shall not be a member of the Company., Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of the earliest of the following events:, Admission of Transferee as Member. A transferee of a Membership Interest desiring to be admitted as a member must execute a counterpart of, or an agreement adopting, this Agreement and shall not be admitted without the unanimous affirmative vote of the Management Committee, which vote must include the affirmative vote of the Independent Directors. Upon admission of the transferee as a member, the transferee shall have, to the extent of the Membership Interest transferred, the rights and powers and shall be subject to the restrictions and liabilities of the Sole Member under this Agreement and the Act. Notwithstanding anything in this Agreement to the contrary, any successor to the Sole Member by merger or consolidation in compliance with the Basic Documents shall, without further act, be the Sole Member hereunder, and such merger or consolidation shall not constitute a transfer for purposes of this Agreement. , Amendments to Organizational Documents. and Enforcement by Independent Director. Notwithstanding any other provision of this Agreement, the Sole Member agrees that this Agreement, (including without limitation, Sections 2.05, 2.06, 2.07, 3.02, 6.02, 6.07, 7.01, 8.02, 9.06 and 9.11) constitutes a legal, valid and binding agreement of the Sole Member, and is enforceable against the Sole Member by the Independent Directors in accordance with its terms. The Independent Directors are intended beneficiaries of this Agreement. of this Agreement without the unanimous affirmative vote of the Management Committee, which vote must include the affirmative vote of each Independent Director.

          (b) The Company's power to alter, amend or repeal the Certificate shall be vested in the Sole Member.

          Upon obtaining the approval of any amendment, supplement or restatement of the Certificate, the Company shall cause a Certificate of Amendment or Amended and Restated Certificate to be prepared, executed and filed in accordance with the Act.

     Section 9.07 Paragraph Headings. The paragraph headings in this Agreement are for convenience and they form no part of this Agreement and shall not affect its interpretation.

     Section 9.08 Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate. The term "including" shall mean "including, but not limited to."

     Section 9.09 Limited Liability. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Sole Member nor any Director or Officer shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being the Sole Member or a Director or Officer of the Company. To the extent permitted by applicable law, no Director or Officer shall be personally liable to the Company for monetary damages for breach of the duty of care as an Officer or a Director for any act taken or omission made in good faith and without willful misconduct.

     Section 9.10 Assurances. The Sole Member shall hereafter execute and deliver such further instruments and do such further acts and things as may be reasonably required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

     Section 9.11 Enforcement by Independent Director. Notwithstanding any other provision of this Agreement, the Sole Member agrees that this Agreement, (including without limitation, Sections Purpose. The Company is intended to qualify as a "financing entity" as defined in RSA 369-B:2, VI.
As such, the purpose for which the Company is formed is limited solely to the following activities:, Separate Existence. The Company, and the Sole Member and the Management Committee on behalf of the Company, shall:, Limitation on Certain Activities. Notwithstanding any other provisions of this Agreement, the Company, and the Sole Member or Management Committee on behalf of the Company, shall not:, Continuation. Notwithstanding any provision of this Agreement, a Bankruptcy of the Sole Member will not cause the Sole Member to cease to be a member of the Company, and upon the occurrence of such an event, the business of the Company shall continue without dissolution. Notwithstanding any other provision of this Agreement, the Sole Member waives any right it might have under the Act to agree in writing to dissolve the Company upon the occurrence of a Bankruptcy of the Sole Member or the occurrence of any other event which under the Act would otherwise cause the Sole Member to cease to be a member of the Company., Withdrawal of Director. Notwithstanding anything herein to the contrary, an Independent Director may not withdraw or resign as a Director of the Company without the consent of the Sole Member., Special Members. Upon the occurrence of any event that causes the Sole Member to cease to be a member of the Company (other than (i) upon an assignment by the Sole Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 8.01 and 8.02, or (ii) the resignation of the Sole Member and the admission of an additional member of the Company), each person acting as an Independent Director shall, without any action of any Person and simultaneously with the Sole Member ceasing to be a member of the Company, automatically be admitted to the Company as a member (the "Special Member") and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Director pursuant to this Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a substitute Sole Member. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to
Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each person acting as an Independent Director shall agree in writing to be bound by the provisions of this Section 6.07. Prior to its admission to the Company as Special Member, each person acting as an Independent Director shall not be a member of the Company., Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the occurrence of the earliest of the following events:, Admission of Transferee as Member. A transferee of a Membership Interest desiring to be admitted as a member must execute a counterpart of, or an agreement adopting, this Agreement and shall not be admitted without the unanimous affirmative vote of the Management Committee, which vote must include the affirmative vote of the Independent Directors. Upon admission of the transferee as a member, the transferee shall have, to the extent of the Membership Interest transferred, the rights and powers and shall be subject to the restrictions and liabilities of the Sole Member under this Agreement and the Act. Notwithstanding anything in this Agreement to the contrary, any successor to the Sole Member by merger or consolidation in compliance with the Basic Documents shall, without further act, be the Sole Member hereunder, and such merger or consolidation shall not constitute a transfer for purposes of this Agreement., Amendments to Organizational Documents. and self-reference.) constitutes a legal, valid and binding agreement of the Sole Member, and is enforceable against the Sole Member by the Independent Directors in accordance with its terms. The Independent Directors are intended beneficiaries of this Agreement.

     Section 9.12 Waiver of Partition; Nature of Interest. Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, the Sole Member hereby irrevocably waives any right or power that the Sole Member might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Sole Member shall not have any interest in any specific assets of the Company, and the Sole Member shall not have the status of a creditor with respect to any distribution pursuant to Distributions. The Company may make distributions to the Sole Member from time to time upon the unanimous vote of the Management Committee. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Sole Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or any of the Basic Documents. hereof. The Membership Interest of the Sole Member in the Company is personal property.

                                 ARTICLE 10

                               INDEMNIFICATION

     Section 10.01 Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 10.02 Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made
(i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

     Section 10.03 Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made
(i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. or Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member.
To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper., of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

     Section 10.04 Good Faith. For purposes of any determination under Sections Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member.
To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. or Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member.
To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper., of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. or Limited Liability. Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Sole Member nor any Director or Officer shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being the Sole Member or a Director or Officer of the Company. To the extent permitted by applicable law, no Director or Officer shall be personally liable to the Company for monetary damages for breach of the duty of care as an Officer or a Director for any act taken or omission made in good faith and without willful misconduct. of this Agreement, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Company or of the Servicer or Administrator or of another enterprise, or on information supplied to him by the officers of the Company or of the Servicer or Administrator or of another enterprise in the course of their duties, or on the advice of legal counsel for the Company or of the Servicer or Administrator or of another enterprise or on information or records given or reports made to the Company or of the Servicer or Administrator or of another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or of the Servicer or Administrator or of another enterprise. The term "another enterprise" as used in this self-reference. shall mean any corporation, partnership, limited liability company, joint venture, trust or other enterprise of which such person is or was serving at the request of the Company as a manager, director, officer, employee or agent. The provisions of this self-reference. shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member.
To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. or Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member.
To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. of this Article, as the case may be.

     Section 10.05 Court Action. Notwithstanding any contrary determination in the specific case under Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section
10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. or Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made
(i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper., of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, and notwithstanding the absence of any determination thereunder, any manager, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. and Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or
Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. of this Article. The basis of such indemnification by a court shall be a determination by such court that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Section Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. and Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or
Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. of this Article, as the case may be. Notice of any application for indemnification pursuant to this shall be given to the Company promptly upon the filing of such application.

     Section 10.06 Expenses. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the manager, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Article.

     Section 10.07 Non-Exclusivity. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, contract, vote or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Company that indemnification of the persons specified in Sections Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. and Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or
Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. of this Article shall be made to the fullest extent permitted by law. The provisions of this Article shall not be deemed to preclude the indemnification of any person who is not specified in
Section Indemnification. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made (i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, proceeding or in enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. or Indemnification for Suits by or in Right of Company. Subject to Authorization. Any indemnification under this Article (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the manager, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or Section 10.02, of this Article, as the case may be. Such determination shall be made
(i) by independent legal counsel in a written opinion or (ii) by the Sole Member. To the extent, however, that a manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case. of this Article, the Company shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit or enforcing such person's right to indemnification hereunder, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper. of this Article but who the Company has the power or obligation to indemnify under the provisions of the Act, or otherwise.

     Section 10.08 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such, whether or not the Company would have the power or the obligation to indemnify him against such liability under the provisions of this Article.

     Section 10.09 Consolidation/Merger. For purposes of this Article, references to "the Company" shall include, in addition to the Company, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had the power and authority to indemnify its managers, directors, officers, and employees or agents, so that any person who is or was a manager, director, officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a manager, director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving company as he would have with respect to such constituent company if its separate existence had continued.

     Section 10.10 Heirs, Executors, and Administrators. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a manager, director, office, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.



                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
IN WITNESS WHEREOF, the Sole Member hereto has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first above written.


                               PUBLIC SERVICE COMPANY OF NEW
                               HAMPSHIRE



                               By:  /S/ Randy A. Shoop
                               Name:  Randy A. Shoop
                               Title:    Assistant Treasurer- Finance

                                  EXHIBIT A
                            Management Agreement

                                   [Date]

PSNH Funding LLC
c/o Public Service Company of New Hampshire
1000 Elm Street
Manchester, NH 03105

     Re:  Management Agreement - PSNH Funding LLC

Ladies and Gentlemen:

     For good and valuable consideration, each of the undersigned persons, who have been designated as members of the management committee of PSNH Funding LLC, a Delaware limited liability company (the "Company"), in accordance with the Limited Liability Company Agreement of the Company, dated as of January 24, 2001 and amended and restated as of April 25, 2001, as it may be further amended or restated from time to time (the "LLC Agreement"), hereby agrees:

     1. To accept such person's rights and authority as a member of the Management Committee (as defined in the LLC Agreement) under the LLC Agreement, to perform and discharge such person's duties and obligations as a member of the Management Committee under the LLC Agreement, that such rights, authority, duties and obligations under the LLC Agreement shall continue until such person's successor as a member of the Management Committee is designated or until such person's resignation or removal as a member of the Management Committee in accordance with the LLC Agreement, and, if such undersigned person is an Independent Director (as defined in the LLC Agreement), to be bound by the provisions of Section 6.07 of the LLC Agreement. A member of the Management Committee is designated as a "manager" of the Company within the meaning of the Delaware Limited Liability Company Act.

     2. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     3. This Management Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute a single instrument.



IN WITNESS WHEREOF, the undersigned have executed this Management
Agreement as of the day and year first above written.


Name:                            Name:

Name:                            Name:

Name:

                                 EXHIBIT B
                        Notice Address of Sole Member



       NAME OF MEMBER                    NOTICE ADDRESS

Public Service Company of New      Public Service Company of New
          Hampshire                Hampshire

                                   1000 Elm Street
                                   Manchester, NH  03105
                                   Facsimile:     (860) 665-5457
                                   Telephone:     (860) 665-3258
                                   E-Mail:   shoopra@nu.com
                                   (email)

                                   with a copy to:

                                   Public Service Company of New
                                   Hampshire
                                   c/o Northeast Utilities
                                   Service Company

                                   if by U.S. Mail:

                                     P.O. Box 270
                                     Hartford, CT  06141-0270

                                  if by courier:

                                     107 Selden Street
                                     Berlin, CT  06037
                                     Attention:  Assistant
                                     Treasurer - Finance
                                     Facsimile:     (860) 665-
                                     5457
                                     Telephone:     (860) 665-
                                     3258
                                     E-Mail:   shoopra@nu.com

                                  EXHIBIT C
                                  Officers




_______________________________            President


_______________________________            Vice President

_______________________________            Treasurer

_______________________________            Secretary


_______________________________            Assistant Secretary